As filed with the Securities and Exchange Commission on April 22, 2011

Registration No. 333-172313

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

INERGY, L.P.*

INERGY FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	5960	43-1918951
Delaware	5960	20-1647744
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
Two Brush Creek Boulevard Suite 200 Kansas City, Missouri 64112 (816) 842-8181		R. Brooks Sherman, Jr. Two Brush Creek Boulevard Suite 200 Kansas City, Missouri 64112 (816) 842-8181
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)		(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Gillian A. Hobson

Vinson & Elkins L.L.P.

First City Tower

1001 Fannin Street, Suite 2500

Houston, Texas 77002

(713) 758-2222

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒		Accelerated filer ☐
Non-accelerated filer ☐	(Do not check if a smaller reporting company)	Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

*	Includes certain subsidiaries of Inergy, L.P. identified on the following pages.

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Inergy Propane, LLC

(Exact name of registrant as specified in its charter)

Delaware	56-1995482
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Midstream, LLC

(Exact name of registrant as specified in its charter)

Delaware	20-1647837
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

L & L Transportation, LLC

(Exact name of registrant as specified in its charter)

Delaware	43-1905384
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Transportation, LLC

(Exact name of registrant as specified in its charter)

Delaware	43-1905383
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Finger Lakes LPG Storage, LLC

(Exact name of registrant as specified in its charter)

Delaware	20-3143796
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Gas Marketing, LLC

(Exact name of registrant as specified in its charter)

Delaware	76-0620818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Storage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-3143861
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Stellar Propane Service, LLC

(Exact name of registrant as specified in its charter)

Delaware	86-1123848
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Central New York Oil And Gas Company, L.L.C.

(Exact name of registrant as specified in its charter)

New York	76-0519844
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Sales & Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	43-1931522
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Arlington Storage Company, LLC

(Exact name of registrant as specified in its charter)

Delaware	26-1179687
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

US Salt, LLC

(Exact name of registrant as specified in its charter)

Delaware	59-3525498
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Liberty Propane GP, LLC

(Exact name of registrant as specified in its charter)

Delaware	51-0477334
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Liberty Propane, L.P.

(Exact name of registrant as specified in its charter)

Delaware	01-0787808
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Liberty Propane Operations, LLC

(Exact name of registrant as specified in its charter)

Delaware	51-0477338
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Pipeline East, LLC

(Exact name of registrant as specified in its charter)

Delaware	27-1995912
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Partners, LLC

(Exact name of registrant as specified in its charter)

Delaware	43-1792475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

IPCH Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	43-1947382
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Tres Palacios Gas Storage, LLC

(Exact name of registrant as specified in its charter)

Delaware	59-3525498
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Explanatory Note

This Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-172313) of Inergy, L.P. is being filed solely to amend Item 21 of Part II and the Index to Exhibits and to transmit certain exhibits thereto. This Amendment No. 2 does not modify any provision of the prospectus constituting Part I or Items 20 or 22 of Part II of the Registration Statement. Accordingly, this Amendment No. 2 does not include a copy of the prospectus.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

Inergy GP, LLC

Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The limited liability company agreement of Inergy GP, LLC (“Inergy GP”), the managing general partner of Inergy, L.P., provides that Inergy GP will, to the extent deemed advisable by Inergy GP’s board of directors, indemnify any person who is or was an officer or director of Inergy GP, the record holder of Inergy GP’s voting shares, and any person who is or was an officer, director or affiliate of the record holder of Inergy GP’s voting shares, from liabilities arising by reason of such person’s status, provided that the indemnitee acted in good faith and in a manner which such indemnitee believed to be in, or not opposed to, the best interests of Inergy GP and, with respect to any criminal proceeding, had no reasonable cause to believe such indemnitee’s conduct was unlawful. Such liabilities include any and all losses, claims, damages, liabilities (joint or several), expenses (including, without limitation, legal fees and expenses), judgments, fines, penalties, interest, settlements and other amounts. Officers and directors of Inergy GP are also indemnified by Inergy, L.P., as described below.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Inergy GP pursuant to the foregoing provisions, Inergy GP has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Inergy, L.P.

Section 17-108 of the Delaware Revised Limited Partnership Act provides that, subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a Delaware limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever. The partnership agreement of Inergy, L.P. provides that, in most circumstances, we will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

•	our general partners;

•	any departing general partner;

•	any person who is or was an affiliate of our general partners or any departing general partner;

•

any person who is or was a member, partner, officer, director employee, agent or trustee of our general partners or any departing general partner or any affiliate of our general partners or any departing general partner; or

•

any person who is or was serving at the request of our general partners or any departing general partners or any affiliate of a general partner or any departing general partner as an officer, director, employee, member, partner, agent or trustee of another person.

Any indemnification under these provisions will only be out of our assets. Our general partners will not be personally liable for, or have any obligation to contribute or loan funds or assets to us to enable us to effectuate, indemnification. We may purchase insurance against liabilities asserted against and expenses incurred by persons for our activities, regardless of whether we would have the power to indemnify the person against liabilities under the partnership agreement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Inergy, L.P. pursuant to the foregoing provisions, Inergy, L.P. has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Inergy Finance Corp.

Section 145(a) of the Delaware General Corporation Law, or the DGCL, provides that a Delaware corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Section 145(b) of the DGCL provides that a Delaware corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. Any indemnification under subsections (a) and (b) of section 145 of the DGCL (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of section 145 of the DGCL. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

Section 145 of the DGCL further provides that a Delaware corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under section 145 of the DGCL. Also, the bylaws of Inergy Finance Corp. provide for the indemnification of directors and officers of and such directors and officers who serve at the request of the company as directors, officers, employees or agents of any other enterprise against certain liabilities under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Inergy Finance Corp. pursuant to the foregoing provisions, Inergy Finance Corp.

has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 21.	Exhibits and Financial Statement Schedules.

(a) Exhibits:

Reference is made to the Index to Exhibits following the signature pages hereto, which Index to Exhibits is hereby incorporated into this item.

(b) Financial Statement Schedules:

None.

(c) Report, Opinion or Appraisal:

None.

Item 22.	Undertakings.

(a) Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the registrants are subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

Each of the undersigned registrants undertakes that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(b) Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of a registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of any registrant pursuant to the foregoing provisions, or otherwise, each of the undersigned registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 22nd day of April, 2011.

INERGY, L.P.

By:	Inergy GP, LLC,
its General Partner

By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on the 22nd day of April, 2011.

Signature	Title

/s/ John J. Sherman John J. Sherman	President and Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

/s/ R. Brooks Sherman, Jr. R. Brooks Sherman, Jr.	Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)

* Phillip L. Elbert	Director

* Arthur B. Krause	Director

* Warren H. Gfeller	Director

* Robert D. Taylor	Director

Richard T. O’Brien	Director

*By:	/s/ R. Brooks Sherman, Jr.
R. Brooks Sherman, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 22nd day of April, 2011.

INERGY FINANCE CORP.

By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on the 22nd day of April, 2011.

Signature	Title

/s/ John J. Sherman John J. Sherman	President, Chief Executive Officer and Sole Director (Principal Executive Officer)

/s/ R. Brooks Sherman, Jr. R. Brooks Sherman, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 22nd day of April, 2011.

INERGY PROPANE, LLC

By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on the 22nd day of April, 2011.

Signature	Title

/s/ John J. Sherman John J. Sherman	President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

/s/ R. Brooks Sherman, Jr. R. Brooks Sherman, Jr.	Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)

* Phillip L. Elbert	Director

* Arthur B. Krause	Director

* Warren H. Gfeller	Director

* Robert D. Taylor	Director

Richard T. O’Brien	Director

*By:	/s/ R. Brooks Sherman, Jr.
R. Brooks Sherman, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 22nd day of April, 2011.

L & L TRANSPORTATION, LLC
INERGY TRANSPORTATION, LLC

By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on the 22nd day of April, 2011.

Signature	Title

/s/ John J. Sherman John J. Sherman	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ R. Brooks Sherman, Jr. R. Brooks Sherman, Jr.	Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)

* Phillip L. Elbert	Director

*By:	/s/ R. Brooks Sherman, Jr.
R. Brooks Sherman, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 22nd day of April, 2011.

INERGY MIDSTREAM, LLC
FINGER LAKES LPG STORAGE, LLC
INERGY GAS MARKETING, LLC
STELLAR PROPANE SERVICE, LLC
CENTRAL NEW YORK OIL AND GAS COMPANY, L.L.C.
ARLINGTON STORAGE COMPANY, LLC
US SALT, LLC
LIBERTY PROPANE GP, LLC
LIBERTY PROPANE, L.P.,
by Liberty Propane GP, LLC, its general partner
LIBERTY PROPANE OPERATIONS, LLC
INERGY PIPELINE EAST, LLC
INERGY PARTNERS, LLC
TRES PALACIOS GAS STORAGE, LLC

By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on the 22nd day of April, 2011.

Signature	Title

/s/ John J. Sherman John J. Sherman	President, Chief Executive Officer and Representative (Principal Executive Officer)

/s/ R. Brooks Sherman, Jr. R. Brooks Sherman, Jr.	Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 22nd day of April, 2011.

INERGY STORAGE, INC.
INERGY SALES & SERVICE, INC.
IPCH ACQUISITION CORP.

By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on the 22nd day of April, 2011.

Signature	Title

/s/ John J. Sherman John J. Sherman	President, Chief Executive Officer and Sole Director (Principal Executive Officer)

/s/ R. Brooks Sherman, Jr. R. Brooks Sherman, Jr.	Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Certificate of Limited Partnership of Inergy, L.P. (incorporated herein by reference to Exhibit 3.1 to Inergy, L.P.’s Registration Statement on Form S-1 (Registration No. 333-56976) filed on March 14, 2001)

3.1A	Certificate of Correction of Certificate of Limited Partnership of Inergy, L.P. (incorporated herein by reference to Exhibit 3.1 to Inergy, L.P.’s Form 10-Q (Registration No. 000-32543) filed on May 12, 2003)

3.2	Third Amended and Restated Agreement of Limited Partnership of Inergy, L.P. (incorporated herein by reference to Exhibit 3.1 to Inergy, L.P.’s Form 8-K (Registration No. 001-34664) filed on November 5, 2010)

3.3	Certificate of Formation as relating to Inergy Propane, LLC, as amended (incorporated herein by reference to Exhibit 3.3 to Inergy, L.P.’s Registration Statement on Form S-1/A (Registration No. 333-56976) filed on May 7, 2001)

3.4	Third Amended and Restated Limited Liability Company Agreement of Inergy Propane, LLC, dated as of July 31, 2001 (incorporated herein by reference to Exhibit 3.4 to Inergy, L.P.’s Registration Statement on Form S-1 (Registration No. 333-89010 filed on May 24, 2002)

3.5	Certificate of Formation of Inergy GP, LLC (incorporated herein by reference to Exhibit 3.5 to Inergy, L.P.’s Registration Statement on Form S-1/A (Registration No. 333-56976) filed on May 7, 2001)

3.6	Limited Liability Company Agreement of Inergy GP, LLC (incorporated herein by reference to Exhibit 3.6 to Inergy, L.P.’s Registration Statement on Form S-1/A (Registration No. 333-56976) filed on May 7, 2001)

3.7	Certificate of Formation as relating to Inergy Partners, LLC, as amended (incorporated herein by reference to Exhibit 3.7 to Inergy, L.P.’s Registration Statement on Form S-1/A (Registration No. 333-56976) filed on May 7, 2001)

*3.8	Fourth Amended and Restated Limited Liability Company Agreement of Inergy Partners, LLC

3.9	Certificate of Incorporation of Inergy Finance Corp. (incorporated herein by reference to Exhibit 3.9 to Inergy, L.P.’s Registration Statement on Form S-4 (Registration No. 333-123399) filed on March 17, 2005)

3.10	Bylaws of Inergy Finance Corp. (incorporated herein by reference to Exhibit 3.10 to Inergy, L.P.’s Registration Statement on Form S-4 (Registration No. 333-123399) filed on March 17, 2005)

3.11	Certificate of Formation of Inergy Midstream, LLC (incorporated herein by reference to Exhibit 3.9 to Inergy, L.P.’s Form 10-K filed on November 29, 2010)

3.12	Certificate of Amendment to Certificate of Formation of Inergy Midstream, LLC (incorporated herein by reference to Exhibit 3.10 to Inergy, L.P.’s Form 10-K filed on November 29, 2010)

3.13	Limited Liability Company Agreement of Inergy Midstream, LLC (incorporated herein by reference to Exhibit 3.11 to Inergy, L.P.’s Form 10-K filed on November 29, 2010)

*3.14	Certificate of Formation of Finger Lakes LPG Storage, LLC

Exhibit Number	Description
*3.15	Certificate of Amendment to Certificate of Formation of Finger Lakes LPG Storage, LLC

*3.16	Limited Liability Company Agreement of Finger Lakes LPG Storage, LLC

*3.17	Certificate of Organization of Inergy Gas Marketing, LLC

*3.18	Certificate of Amendment to Certificate of Formation of Inergy Gas Marketing, LLC

*3.19	Certificate of Amendment of Articles of Organization of Inergy Gas Marketing, LLC

*3.20	Amended and Restated Limited Liability Company of Inergy Gas Marketing, LLC

*3.21	Certificate of Incorporation of Inergy Storage, Inc.

*3.22	Bylaws of Inergy Storage, Inc.

*3.23	Certificate of Formation of Inergy Pipeline East, LLC

*3.24	Limited Liability Company Agreement of Inergy Pipeline East, LLC

*3.25	Certificate of Formation of Tres Palacios Gas Storage, LLC

*3.26	Second Amended and Restated Limited Liability Company Agreement of Tres Palacios Gas Storage, LLC

*3.27	First Amendment to Second Amended and Restated Limited Liability Company Agreement of Tres Palacios Gas Storage, LLC

*3.28	Certificate of Formation of Liberty Propane GP, LLC

*3.29	Certificate of Amendment to Certificate of Formation of Liberty Propane GP, LLC

*3.30	Certificate of Amendment to Certificate of Formation of Liberty Propane GP, LLC

*3.31	Third Amended and Restated Limited Liability Company Agreement of Liberty Propane GP, LLC

*3.32	Certificate of Formation of Liberty Propane Operations, LLC

*3.33	Certificate of Amendment to Certificate of Formation of Liberty Propane Operations, LLC

*3.34	Amended and Restated Limited Liability Company Agreement of Liberty Propane Operations, LLC

*3.35	Certificate of Limited Partnership of Liberty Propane, L.P.

*3.36	Certificate of Amendment to Certificate of Limited Partnership of Liberty Propane, L.P.

*3.37	Certificate of Amendment to Certificate of Limited Partnership of Liberty Propane, L.P.

*3.38	Third Amended and Restated Agreement of Limited Partnership of Liberty Propane, L.P.

*3.39	First Amendment to Third Amended and Restated Agreement of Limited Partnership of Liberty Propane, L.P.

*3.40	Articles of Organization of Central New York Oil And Gas Company, L.L.C.

*3.41	Certificate of Amendment of Articles of Organization of Central New York Oil And Gas Company, L.L.C.

*3.42	Second Amended and Restated Operating Agreement of Central New York Oil And Gas Company, L.L.C.

*3.43	Certificate of Incorporation of Inergy Sales & Service, Inc.

*3.44	Bylaws of Inergy Sales & Service, Inc.

Exhibit Number	Description
*3.45	Certificate of Formation of US Salt, LLC

*3.46	Certificate of Amendment to Certificate of Formation of US Salt, LLC

*3.47	Certificate of Amendment to Certificate of Formation of US Salt, LLC

*3.48	Second Amended and Restated Limited Liability Company Agreement of US Salt, LLC

*3.49	Certificate of Formation of Arlington Storage Company, LLC

*3.50	First Amended and Restated Limited Liability Company Agreement of Arlington Storage Company, LLC

*3.51	Certificate of Incorporation of IPCH Acquisition Corp.

*3.52	Bylaws of IPCH Acquisition Corp.

*3.53	Certificate of Formation of Stellar Propane Service, LLC

*3.54	Amended and Restated Limited Liability Company Agreement of Stellar Propane Service, LLC

*3.55	Certificate of Formation of Inergy Transportation, LLC

*3.56	Operating Agreement of Inergy Transportation, LLC

*3.57	Certificate of Formation of L & L Transportation, LLC

*3.58	Operating Agreement of L & L Transportation, LLC

4.1	Indenture, dated September 27, 2010 (incorporated herein by reference to Exhibit 4.1 to Inergy, L.P.’s Form 8-K filed on September 28, 2010)

4.2	Registration Rights Agreement, dated September 27, 2010 (incorporated herein by reference to Exhibit 4.3 to Inergy, L.P.’s Form 8-K filed on September 28, 2010)

**5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

10.1	Employment Agreement dated as of November 24, 2010 between Inergy GP, LLC and John J. Sherman (incorporated herein by reference to Exhibit 10.1 to Inergy L.P.’s Form 10-K filed on November 29, 2010)

10.2	Second Amended and Restated Employment Agreement, dated as of February 1, 2010, between Inergy GP, LLC and Phillip L. Elbert (incorporated herein by reference to Exhibit 10.2 to Inergy, L.P.’s Form 10-Q filed on February 3, 2010)

10.3	Employment Agreement, dated as of October 1, 2007, between Inergy GP, LLC and William R. Moler (incorporated herein by reference to Exhibit 10.7 to Inergy L.P.’s Form 10-K filed on December 1, 2008)

10.3A	First Amendment to Employment Agreement, dated as of November 25, 2009, between Inergy GP, LLC and—William R. Moler (incorporated herein by reference to Exhibit 10.7A to Inergy L.P.’s Form 10-K filed on November 30, 2009)

10.4	Employment Agreement, dated as of October 1, 2007, between Inergy GP, LLC and Laura L. Ozenberger (incorporated herein by reference to Exhibit 10.8 to Inergy, L.P.’s Form 10-K filed on November 29, 2007)

10.5	Amended and Restated Employment Agreement, dated as of February 1, 2010, between Inergy GP, LLC and R. Brooks Sherman, Jr. (incorporated by reference to Exhibit 10.1 to Inergy, L.P.’s Form 10-Q filed on February 3, 2010)

10.6	Employment Agreement, dated as of October 1, 2007, between Inergy GP, LLC and Andrew L. Atterbury (incorporated herein by reference to Exhibit 10.6 to Inergy L.P.’s Form 10-K filed on November 29, 2010)

Exhibit Number	Description
10.7	Inergy Long Term Incentive Plan (as amended and restated on August 14, 2008) (incorporated herein by reference to Exhibit 10.1 to Inergy, L.P.’s Form 8-K filed on August 18, 2008)

10.8	Form of Inergy, L.P.’s Restricted Unit Award Agreement (incorporated herein by reference to Exhibit 10.11 to Inergy, L.P.’s Form 10-K filed on November 29, 2007)

10.9	Amended and Restated Inergy Unit Purchase Plan (incorporated herein by reference to Exhibit 10.1 to Inergy L.P.’s Form 10-Q filed on February 13, 2004)

10.10	Form of Inergy, L.P.’s Unit Option Grant Agreement (incorporated herein by reference to Exhibit 10.10 to Inergy L.P.’s Form 10-K filed on November 29, 2010)

10.11	Summary of Non-Employee Director Compensation (incorporated herein by reference to Exhibit 10.11 to Inergy L.P.’s Form 10-K filed on November 29, 2010)

10.12	Amendment and Restatement Credit Agreement, dated February 3, 2011, among Inergy, L.P., lenders named therein and JPMorgan Chase Bank, N.A. as administrative agent (incorporated herein by reference to Exhibit 10.1 to Inergy, L.P.’s Form 8-K filed on February 3, 2011)

10.13	Equity Purchase Agreement, dated December 31, 2009, among Inergy Propane, LLC, Sterling Capital Partners, L.P., Sterling Capital Partners Gmbh & Co. KG and certain other parties (incorporated herein by reference to Exhibit 10.1 to Inergy, L.P.’s Form 8-K filed on December 31, 2009)

10.14	Support Agreement, dated August 7, 2010, between Inergy, L.P. and John Sherman, Phillip Elbert, R. Brooks Sherman, Jr., Andrew Atterbury, William Gautreaux and Carl Hughes (incorporated herein by reference to Exhibit 10.1 to Inergy, L.P.’s Form 8-K filed on August 9, 2010)

**12.1	Computation of ratio of earnings to fixed charges

21.1	List of subsidiaries of Inergy, L.P. (incorporated herein by reference to Exhibit 21.1 to Inergy, L.P.’s Form 10-K filed on November 29, 2010)

**23.1	Consent of Ernst & Young LLP

**23.2	Consent of Rothstein, Kass & Company, P.C.

**23.3	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)

**24.1	Power of Attorney (included in the signature pages to this registration statement)

**25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Indenture

*	Filed herewith.
**	Previously filed.